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                                                                   EXHIBIT 10.61

                           PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT is entered into as of the 18th day of August, 1997, at Honolulu, Hawaii, by and between TRIPLE CROWN, INC., a Hawaii corporation, with business and post office address at 5563 Haleola Street, Honolulu, Hawaii 96821 (hereinafter referred to as the "Seller") and VANS, INC., a Delaware corporation, with business and post office address at 15700 Shoemaker, Santa Fe Springs, California 90670 (hereinafter referred to as the "Buyer").

                              W I T N E S S E T H:

         The Buyer desires to acquire from the Seller, and the Seller desires to sell to the Buyer, on the terms and subject to the conditions of this agreement, all of the business and properties of Seller related to the three surfing events collectively known as the "Triple Crown of Surfing" in exchange for FOUR HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($450,000.00) payable in accordance with
Section 1.2 below and the sole shareholder of Seller desires that this transaction be consummated.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereby agrees as follows:

SECTION 1.  PURCHASE AND SALE OF ASSETS.

               1.1. Sale of Assets. Subject to the terms and conditions set forth in this agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer agrees to purchase from Seller, all the assets, properties, and business of Seller related to the three surfing events comprising the "Triple Crown of Surfing", namely, the "Hawaiian Pro Surfing Championship", the "World Cup of Surfing" and the "Pipeline Masters" (hereinafter sometimes referred to as the "Events"), which assets, properties and business consist only of intangible personal property described as follows (hereafter simply called the "Assets"):

                      1.1.1 Sponsor Contracts. All of the agreements and
             contracts (hereinafter referred to as the "Sponsor Contracts") with various sponsors of one or more Events, which sponsors (hereinafter referred to as the "Sponsors") and Sponsor Contracts are identified in the "List of Sponsors & Contracts" attached hereto as Exhibit "A" and incorporated herein by reference. These Sponsors are currently in the process of signing Sponsor Contracts with Seller. To the extent that any of these Sponsor Contracts have been signed by both parties by the date of the Closing (as such term is defined in Section 2 below), these Sponsor Contracts shall be assigned by Seller to Buyer in the form attached hereto as Exhibit "B", subject to Seller's right to keep $35,000 of the amounts paid by the Sponsors to Seller as listed in attached Exhibit "A".

                      1.1.2 Proprietary Rights. All of Seller's intangible rights to own, operate, market, promote and otherwise commercially exploit the surfing events comprising the "Triple Crown of Surfing" (namely, the "Hawaiian Pro Surfing
             Championship", the "World

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             Cup of Surfing" and the "Pipeline Masters"), including, but not limited to, organizing and staging rights, sanctioning rights, access to venue rights, voting rights, approvals, permits, licenses, tradenames, trademarks, goodwill and all other rights of a commercially exploitable nature in and associated with said surfing events, e.g., broadcasting, advertising, marketing, promotions, merchandising, and sponsorship rights (hereinafter all such rights shall be referred to as the "Proprietary Rights"). At the Closing, Seller shall transfer these Proprietary Rights to Buyer by way of an "Assignment of Intangible Rights" in the form attached hereto as Exhibit "C".

                         1.1.2.1 Seller's Intellectual Property. That portion of
                      the Proprietary Rights consisting of Seller's trademarks, tradenames and copyrights registered by, applied for, issued to, and/or owned by Seller in its business which are listed on Exhibits "G-1" and "G-2 and hereinafter referred to as the "Seller's Intellectual Properties".

             1.2. Purchase Price. The purchase price for the Assets shall be the sum of FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($450,000.00). The purchase price (the "Purchase Price") shall be paid by Buyer to Seller at the Closing as follows:

                      1.2.1 Deposit. Seller hereby acknowledges receipt of
             THIRTY THOUSAND AND NO/100 DOLLARS ($30,000.00) from Buyer (hereinafter referred to as the "Deposit"). At the Closing, the amount of the Deposit shall be credited to Buyer towards the Purchase Price.

                     1.2.2 Cash. Buyer shall deliver to Seller or Seller's
             Attorney a bank cashier's check payable to the order of TRIPLE CROWN, INC. in the amount of TWO HUNDRED NINETY FIVE THOUSAND AND NO/100 DOLLARS ($295,000.00).

                     1.2.3 Promissory Note. Buyer shall deliver to Seller or
             Seller's Attorney two promissory notes, dated as of the Closing Date, in the total principal amount of ONE HUNDRED TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($125,000.00) with interest at NINE PERCENT (9%). One promissory note shall be in the amount of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00) with no right of offset and interest-only monthly payments until all principal and interest become due on January 1, 1998 and it shall be in the form of Exhibit "D" attached hereto and incorporated herein. The second promissory note shall be in the amount of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) with certain rights of offset and interest-only monthly payments until all principal and interest become due on January 1, 1999 and it shall be in the form of Exhibit "E" attached hereto and incorporated herein.

             1.3. Assumption of Liabilities. At the Closing, the Buyer shall assume and agree to perform, pay and discharge all obligations of the Seller under the Sponsor Contracts pursuant to the Assignment of Sponsor Contracts. Furthermore, the Buyer acknowledges that Seller has tendered written contracts to the Sponsors for which it has received $35,000 as listed in Exhibit "A". At the

                                 - Page 2 of 9 -

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Closing, Buyer shall assume all of Seller's rights and obligations under these tendered but unsigned contracts and shall provide the Sponsors with a credit for the amounts paid as listed in Exhibit "A". Except for the obligations assumed by Buyer under this Section 1.3, the Seller shall remain unconditionally liable for, and Buyer shall not assume, all obligations, liabilities and commitments of the Seller, fixed or contingent, if any (including without limitation (i) all accounts payable of the Seller, (ii) any taxes that may be currently owed by Seller or may become due as a result of the sale of Seller's Assets pursuant to this Agreement, and (iii) any obligations or liabilities of the Seller under any agreement or contract other than the Sponsor Contracts).

SECTION 2. CLOSING. The Buyer and the Seller agree that the purchase and sale of the Assets will be consummated as follows:

             2.1. Closing Date. The mutual delivery of documents and other instruments by Seller and Buyer (hereinafter referred to as the "Closing") shall take place at the Law Office of Manuel D. Garcia located at Suite 2550, Grosvenor Center, 733 Bishop Street, Honolulu, Hawaii 96813 at 11:00 a.m. local time, on Friday, August 22, 1997, or at such other time and place as the parties may agree in writing (hereinafter referred to as the "Closing Date").

             2.2. Delivery of Seller's Documents. The Seller will deliver to Buyer or Buyer's Attorney at Closing the following items (all documents will be duly executed and acknowledged where required):

                      2.2.1 Assignment of Sponsor Contracts. A document entitled
             Assignment of Sponsor Contracts, in the form attached hereto as Exhibit "B" and incorporated herein by reference, for Seller to transfer to Buyer all of its right, title and interest in and to the Sponsor Contracts that are in place by the Closing Date and for Buyer to accept all of Seller's obligations under said Sponsor Contracts.

                      2.2.2 Assignment of Intangible Rights. A document entitled
             Assignment of Intangible Rights, in the form attached hereto as Exhibit "C" and incorporated herein by reference, to transfer to Buyer all of Seller's right, title and interest in and to the Proprietary Rights.

                      2.2.3 Consulting Agreement. The Consulting Agreement between Buyer and Seller in the form attached hereto as Exhibit "F" and incorporated herein by reference.

                      2.2.4 Additional Documents. Such additional documents as
             might be reasonably required by the Buyer to consummate the sale of the Assets to the Buyer.

             2.3.     Delivery by Buyer.   The Buyer will deliver to Seller or
Seller's Attorney the following items (all documents will be duly executed and acknowledged where required):

                      2.3.1 Cashier's Check.  The bank cashier's check for
             $295,000.00.

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                      2.3.2 Promissory Notes. The two promissory notes, in the
             form attached hereto as Exhibits "D" and "E" and incorporated herein by reference, to evidence Buyer's obligation to pay to Seller the sum of $125,000.00 plus interest in accordance with the terms and conditions stated in the promissory notes.

                      2.3.3 Security Agreement.  None.

                      2.3.4 Assignment of Sponsor Contracts. A document entitled
             Assignment of Sponsor Contracts, in the form attached hereto as Exhibit "B" and incorporated herein by reference, for Seller to assign and Buyer to accept all of Seller's obligations under said Sponsor Contracts.

                      2.3.5 Consulting Agreement. The Consulting Agreement between Buyer and Seller in the form attached hereto as Exhibit "F" and incorporated herein by reference.

                      2.4.6 Additional Documents. Such additional documents as
             might be reasonably required by the Seller to consummate the sale of the Assets to the Seller.

SECTION 3. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer makes the following representations and warranties which representations and warranties shall be true and correct as of the date hereof and on the Closing Date and shall survive the Closing:

             3.1. Buyer's Due Diligence. Buyer hereby represents and warrants that Buyer has been conducting its due diligence concerning Seller's Assets since March, 1997 and that Seller has been very cooperative in providing Buyer with all documents and information requested by Buyer in conducting the investigation and inspections it deems necessary for determining the nature and extent of Seller's Proprietary Rights and the feasibility of its future use or development of the Assets. This Section 3.1 shall not be deemed to invalidate or alter or affect in any way Seller's representations and warranties found in
Section 4.

             3.2 Authorization. The individual or individuals signing this Agreement on behalf of Buyer are fully authorized and empowered to sign on behalf of the Buyer.

             3.3. Power and Authority. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has, and as of the Closing Date shall have, full power and authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, and all actions of Buyer necessary to confer such authority upon the persons executing this Agreement and such other documents have been taken.

             3.4. Enforceable. This Agreement is, and each instrument and document to be executed by Buyer hereunder shall be, a valid legally binding obligation of Buyer enforceable against Buyer in accordance with its terms.

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             3.5 Insolvency. The Buyer is not insolvent or bankrupt and the
Buyer has no knowledge about any pending or threatened insolvency or bankruptcy proceedings of any kind affecting the Buyer or any of its assets. The consummation of the transactions contemplated by this Agreement will not render the Buyer insolvent.

             3.6. No Other Warranties or Representations. Except as otherwise expressly provided in this Section 3 of this Agreement, Buyer disclaims the making of any representations or warranties, express or implied.

SECTION 4. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties which representations and warranties shall be true and correct as of the date hereof and on the Closing Date and shall survive the Closing:

            4.1 Authorization. The individual signing this Agreement on behalf of the Seller is fully authorized and empowered to sign on behalf of the Seller.

             4.2. Power and Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Hawaii. The Seller has, and as of the Closing Date shall have, full power and authority to enter into and carry out the terms and provisions of this Agreement and to execute and deliver all documents which are contemplated by this Agreement, and all actions of Seller necessary to confer such authority upon the persons executing this Agreement and such other documents have been taken.

             4.3. Enforceable. This Agreement is, and each instrument and document to be executed by Seller hereunder shall be, a valid legally binding obligation of Seller enforceable against Seller in accordance with its terms.

             4.4 Certain Claims. The Seller has not received any notice of any claim, and Seller has no knowledge of any claim pending, that it or anyone acting on its behalf, by ownership, use or licensing of the Proprietary Rights, is infringing or otherwise acting adversely to any rights of any other person or entity and Seller has no knowledge of any threats of such claim nor grounds for such a threat. The Seller does not have any knowledge of any person or entity infringing or otherwise acting adversely to the Seller's interest in the Proprietary Rights.

             4.5 Litigation. The Seller is not a party to, and has not been threatened with, any litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority to or affecting any of the Assets.


             4.6 Insolvency. The Seller is not insolvent or bankrupt and the Seller has no knowledge about any pending or threatened insolvency or bankruptcy proceedings of any kind affecting the Seller or any of its assets. The consummation of the transactions contemplated by this Agreement will not render the Seller insolvent.

                                 - Page 5 of 9 -

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             4.7 Seller's Intellectual Property. Exhibits "G-1" and "G-2"
attached hereto and incorporated herein by reference constitute a true and complete list of all patents, trademarks, tradenames and copyrights registered by, applied for, issued to, and/or owned by Seller in its business.

                      4.7.1 Seller's Foreign Intellectual Property. To the best
             of Seller's knowledge, all foreign trademarks listed in Exhibit "G-1" are valid and in good standing and uncontested, except for Australia, Brazil and New Zealand. To the best of Seller's knowledge, no person or entity has a right to receive a royalty or other payment with respect to that portion of Seller's Intellectual Properties listed on Exhibit "G-1". Notwithstanding the foregoing, Seller makes no representation or warranties whatsoever regarding its ownership of the patents, trademarks, tradenames and copyrights for Australia, Brazil and New Zealand as listed under the caption "Common Law" under Exhibit "G-1". To the best of Seller's knowledge, the transactions contemplated in this Agreement will not terminate or invalidate any rights with respect to that portion of Seller's Intellectual Properties listed on Exhibit "G-1".

                      4.7.2 Seller's Domestic Intellectual Property. All
             domestic trademarks and tradenames listed in Exhibit "G-2" are valid and in good standing and uncontested. Except as disclosed on Exhibit "G-2", no person or entity has a right to receive a royalty or other payment with respect to said domestic tradenames and trademarks. The transactions contemplated in this Agreement will not terminate or invalidate any rights with respect to that portion of Seller's Intellectual Properties listed on Exhibit "G-2".

             4.8 The Events. Seller acquired the rights to operate and commercially exploit the Events in 1988 by way of assignment of said rights from Frederick S. Williamson, who acquired said rights from Fred Hemmings, Jr. and his corporation, Sports Enterprises, Inc., a Hawaii corporation, in 1988. Since that time, Seller has not been involved in any disputes regarding the ownership of such rights and has not been threatened with any claims regarding its ownership of said rights.

             4.9. No Other Warranties or Representations. Except as otherwise expressly provided in this Section 4 of the Agreement, Seller disclaims the making of any representations or warranties, express or implied.

SECTION 5. RIGHTS AND OBLIGATIONS PRIOR TO CLOSING.

             5.1 Seller's Rights and Obligations. Prior to the Closing, Seller shall have all of the rights and obligations derived from its ownership of the Assets and shall carry on its business diligently and in substantially the same manner as it has previously conducted business in the past. However, Seller shall not engage in any business operations or transactions or take other actions that are outside the ordinary course of Seller's business or which are otherwise detrimental to the Assets, and shall not execute and deliver any additional contracts, other than the Sponsor Contracts, without the written permission of Buyer.


                                 - Page 6 of 9 -

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             5.2 Buyer's Rights and Obligations. Prior to the Closing, Buyer
shall have the right to be informed about all of Seller's activities in preparation for the Events, including without limitation, the right to communicate directly with Randy Rarick and Derek Ho. However, Buyer agrees that, unless and until the Closing has been consummated, Buyer and its officers, directors, and other representatives will hold in strict confidence, and will not use to the detriment of Seller and its shareholder all data and information with respect to the business of the Seller obtained in connection with this transaction or agreement, except in so far as that data and information may be required by law to be included in Buyer's proxy statement in connection with a meeting of its shareholders, required by the Securities Exchange Act of 1934, as amended, and the general rules and regulations issued under the act; and if the transactions contemplated by this Agreement are not consummated, Buyer will return to Seller all the data and information that Seller may reasonably request, including without limitation, documents prepared by or made available to Buyer in connection with this transaction.

SECTION 6. CONSULTING AGREEMENT. Effective on the Closing Date, Buyer shall retain the services of Seller as a consultant for three months at a fee of $6,000 plus 20% commissions for certain licensing agreements and, more specifically, in accordance with the provisions of that certain "Consultant Agreement" in the form attached hereto as Exhibit "F" and incorporated herein by reference.

SECTION 7. INDEMNIFICATION. Each party to this Agreement (the "Indemnifying Party") hereby defends, indemnifies and holds the other party (the "Indemnified Party"), its employees, officers, directors, shareholders and agents harmless from and against each and every "Claim" (as such term is hereinafter defined) arising from, or relating to, a breach of this Agreement by the Indemnifying Party. The term "Claim" means any claim against the Indemnified Party which, through settlement by the parties to the claim or the rendering of a final judgment by a court, results in actual losses to the Indemnified Party in excess of $45,000. Furthermore, the Indemnifying Party shall be deemed liable under this Section 7 only for Indemnified Party's actual losses in excess of the $45,000. The indemnities provided by this Section 7 shall expire on January 1, 1999 and any Claims that are initiated and established after December 31, 1998 shall be excluded from the provisions of this Section 7.

SECTION 8. SELLER'S OBLIGATIONS AFTER CLOSING. The Seller shall have certain additional obligations after the Closing as follows:

             8.1 Change Corporate Name. Within thirty (30) days from the Closing Date, the Seller shall change its corporate name to a name that is not similar to its current corporate name.

             8.2 Transfer Internet Web Pages. The Seller shall transfer all of its Internet Web Pages, which is currently in internet address www.holoholo.org/triplecrown, to whatever internet address Buyer shall request in writing; provided, however, that Buyer provides the Seller with its written request within thirty (30) days of Closing together with an internet address which is in Buyer's control and cooperates fully with Seller in accepting the transfer of said Internet Web Pages. In the event that Seller does not receive Buyer's written request within thirty (30) days of the Closing, the Seller shall simply cancel all of its Internet Web Pages relating to the Events.

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SECTION 9. NO COMMISSIONS. Each party to this Agreement warrants to the other that no person or entity can properly claim a right to a commission, finder's fee or other brokerage-type compensation (collectively, "Brokerage Commission") based upon the acts of that party with respect to the transaction contemplated by this Agreement. Each party hereby agrees to indemnify and defend the other (by counsel acceptable to the party seeking indemnification) against and hold the other harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, resulting from any claims for Brokerage Commission by any person or entity based upon such acts.

SECTION 10. TOKEN DISTRIBUTIONS OF MERCHANDISE. Buyer understands that Seller's sole shareholder would like to maintain some connection with the Events. As a gesture of Buyer's goodwill towards Seller and its sole shareholder for their previous involvement and support of surfing activities in the State of Hawaii, Buyer shall provide Seller's sole shareholder, Frederick S. Williamson, with a sample of the various t-shirts, hats, posters and other merchandize created by Buyer for the Events with an aggregate value totalling approximately ONE THOUSAND DOLLARS ($1,000) per year for the next five (5) years.

SECTION 11. MISCELLANEOUS. It is further agreed as follows:

               11.1. Time. Time is of the essence of this Agreement.

               11.2. Notice. All notices required hereunder will be in writing and either delivered or sent by certified mail, return receipt requested, postage prepaid, at the following addresses, until notification of a change of such addresses is received: (a) to the Seller: Frederick Williamson, c/o Manuel
D. Garcia, Esq., Suite 2550 Grosvenor Center, 733 Bishop Street, Honolulu, Hawaii 96813 Frederick Williamson and (b) to the Buyer: VANS, INC., 15700 Shoemaker Avenue, Santa Fe Springs, California 90670 to the attention of Craig
E. Gosselin, Esq., Vice-president and General Counsel. 11.3. Survival. All representations, warranties, covenants, agreements and indemnities made and all other obligations to be performed hereunder, to the extent not performed at or before the Closing, shall survive the Closing.

               11.4. Entire Agreement. This instrument constitutes the entire agreement between the Buyer and the Seller and there are no agreements, understandings, warranties or representations between the Buyer and the Seller except as set forth herein. This Agreement cannot be amended, except in writing, executed by the Buyer and the Seller.

               11.5. Binding Effect. This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

               11.6. Construction. This Agreement and any documentation delivered pursuant to this Agreement will be construed without regard to which party drafted the document or any particular provision therein. This Agreement is governed by and shall be construed in accordance with the laws of the State of Hawaii.

                                 - Page 8 of 9 -

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               11.7 Expenses. Buyer and Seller shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby, regardless of whether such transactions are consummated.

               11.8. Computation of Time. Except as otherwise provided in this Agreement, all references to days are calendar days, thereby including, Saturdays, Sundays and legal holidays.

               11.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, this Agreement has been executed by the parties on the dates set forth below their respective signatures, but this Agreement shall be deemed effective as of the date first above written.



TRIPLE CROWN, INC., a Hawaii corp.           VANS, INC., a Delaware corp.


By:                                          By:       [SIG]
   ------------------------------               ------------------------------
   Frederick S. Williamson                      Its Vice President and General
   Its President                                    Counsel

DATE:                                        DATE:  8/18/97
     ----------------------------                 ----------------------------
                       ("Seller")                                    ("Buyer")

                                 - Page 9 of 9 -

                            ACCOMPANYING EXHIBITS TO
                           PURCHASE AND SALE AGREEMENT
                           DATED AS OF AUGUST 18, 1997
                       CONCERNING TRIPLE CROWN OF SURFING


A.    List of Sponsors & Contracts.

B.    Assignment of Sponsor Contracts.

C.    Assignment of Intangible Rights.

D.    Promissory Note for $75,000.

E.    Promissory Note for $50,000.

F.    Consulting Agreement.

G-1. List of Tradenames, Trademarks and Copyrights Constituting Foreign Portion of "Seller's Intellectual Properties".

G-2. List of Tradenames, Trademarks and Copyrights Constituting Domestic Portion of "Seller's Intellectual Properties".

                                   EXHIBIT "A"


                          LIST OF SPONSORS & CONTRACTS




     1. OCEAN PACIFIC APPAREL CORP. located at 3 Studebaker, Irvine, California 92718 (hereinafter referred to as "OP") regarding the "Title Sponsorship Position" of the Hawaiian Pro Surfing Championships for 1997 (including the letter amendment dated July 29, 1997).

     2. RIP CURL PTY. LTD. located at 101 Surfcoast Hwy., Torquay, Victoria 3228 Australia (hereinafter referred to as "RIP CURL") regarding the "Title Sponsorship Position" of the World Cup of Surfing for 1997. Said contract has been signed.

     3. ZEAL U.S.A., INC. located at 121 East 100 South, Suite 101, Moab, Utah 84532, Zeal Optics, Hawaii, Inc. located at 33 South King Street, Suite 510, Honolulu, Hawaii 96813 and OGK Hanbai Co., Ltd. located at 60, Nishino-machi, Mikuriya, Higashiosaka-city, Osaka 577, Japan (hereinafter collectively referred to as "ZEAL") regarding the "Presenting Sponsorship Position" of the 1997 World Cup of Surfing and the "Official Eyewear Sponsorship Position" of the 1997 Triple Crown of Surfing Championship Series. ZEAL has already paid Seller $5,000.00 concerning said sponsorship.

     4. WINDSURFING CHIEMSEE PRODUCTIONS UND VERTRIEBS GMBH located at Chieminger Str. 21, 8221 Grabenstatt, Germany (hereinafter referred to as "CS") regarding the "Title Sponsorship Position" of the Masters Surfing Classic for 1997. CS has already paid Seller $5,000.00 concerning said sponsorship.

     5. INTERPUBLIC CO., LTD. located at 2 F New Taro Bldg., 2-2-12 Fujimi, Chiyoda-Ku, Tokyo 102, Japan (hereinafter referred to as "IPC") regarding:

               a. the "Series Title Sponsorship Position" and "Official Timer" of the 1997 Triple Crown of Surfing. IPC has already paid Seller $25,000.00 concerning said sponsorship.

               b. the use of the trademark/tradename "Triple Crown of Surfing" on no more than 15,000 Casio G-shock watches for 1998.

                                    EXHIBIT B


                         ASSIGNMENT OF SPONSOR CONTRACTS


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, TRIPLE CROWN, INC., a Hawaii corporation ("Assignor"), hereby assigns, transfers and conveys to VANS, INC., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest to all of the contracts described in Appendix 1 attached hereto and incorporated herein by reference (the "Sponsor Contracts").

         Assignee hereby assumes and agrees to keep, perform and fulfill all of Assignor's obligations under the Sponsor Contracts from and after the date hereof and will indemnify, defend and hold Assignor harmless from and against any and all obligations, liabilities, claims, accounts and demands (including, without limitation, reasonable attorneys' fees) arising out of or in connection with the acts or omissions to act of Assignee under the Sponsor Contracts.

         This Assignment of Sponsor Contracts is given pursuant to the Purchase and Sale Agreement between Assignor and Assignee dated as of August 18, 1997.


         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Sponsor Contracts as of the 22nd day of August, 1997.


ASSIGNOR:                                  ASSIGNEE:

TRIPLE CROWN, INC., a Hawaii               VANS, INC., a Delaware  corporation
       corporation

By:                                        By:
   ----------------------------               ---------------------------------
    Frederick S. Williamson
       Its President                       Its

STATE OF HAWAII                                           )
                                                          )  SS.
CITY AND COUNTY OF HONOLULU                               )



         On this ___ day of August, 1997, before me appeared Frederick S. Williamson who, being by me duly sworn did say that he is the President of TRIPLE CROWN, INC., a Hawaii corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                           ____________________________________
                                           Notary Public, State of Hawaii

                                           My Commission Expires:______________






STATE OF CALIFORNIA                     )
                                        )  SS.
COUNTY OF                               )



         On this ___ day of August, 1997, before me appeared ___________________ who, being by me duly sworn did say that he is the _______________ of VANS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                            ___________________________________
                                            Notary Public, State of California

                                            My Commission Expires:_____________

                                   EXHIBIT "C"


                         ASSIGNMENT OF INTANGIBLE RIGHTS


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, TRIPLE CROWN, INC., a Hawaii corporation ("Assignor"), hereby assigns, transfers and conveys to VANS, INC., a Delaware corporation ("Assignee"), and Assignee's successors and assigns, all of its right, title and interest to own, operate, market, promote and otherwise commercially exploit the surfing events comprising the "Triple Crown of Surfing" (namely, the "Hawaiian Pro Surfing Championship", the "World Cup of Surfing" and the "Pipeline Masters"), including, but not limited to, organizing and staging rights, sanctioning rights, access to venue rights, voting rights, approvals, permits, licenses, tradenames, trademarks, goodwill and all other rights of a commercially exploitable nature in and associated with said surfing events, e.g., broadcasting, advertising, marketing, promotions, merchandising, and sponsorship rights (hereinafter all such rights shall be referred to as the "Proprietary Rights") and including that portion of the Proprietary Rights defined as "Seller's Intellectual Properties", as such term is defined in
Section 1.1.2.1 of the Purchase and Sale Agreement dated August 18, 1997 between Assignor and Assignee.

         Assignor hereby agrees to perform, execute or deliver or cause to be performed, executed or delivered, any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee's interest in the Proprietary Rights, including Seller's Intellectual Properties; provided, however, that Assignee shall pay for all of the cost and expenses related to such further acts and assurances required of Assignor.

         IN WITNESS WHEREOF, Assignor has executed this Assignment of Intangible Rights as of August 22, 1997.


                                      TRIPLE CROWN, INC.,
                                               a Hawaii corporation


                                      By:
                                         --------------------------------------
                                             Frederick S. Williamson
                                             Its President

                                                                   ("Assignor")

STATE OF HAWAII                         )
                                        )  SS.
CITY AND COUNTY OF HONOLULU             )



         On this ___ day of August, 1997, before me appeared Frederick S. Williamson who, being by me duly sworn did say that he is the President of TRIPLE CROWN, INC., a Hawaii corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                           ____________________________________
                                           Notary Public, State of Hawaii

                                           My Commission Expires:______________

                                   EXHIBIT "D"

                                 PROMISSORY NOTE

$75,000.00                                                     Honolulu, Hawaii
                                                                August 22, 1997

FOR VALUE RECEIVED, the undersigned, VANS, INC., a Delaware corporation (hereinafter referred to as "Maker"), hereby promises to pay TRIPLE CROWN, INC., a Hawaii corporation, ("Payee"), or order, at Suite 2550, Grosvenor Center, 733 Bishop Street, Honolulu, Hawaii, 96813, or at such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States of America, the sum of SEVENTY FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00), with interest, as set forth below. All principal and interest, is to be paid without setoff, deduction or counterclaim as set forth below. Maker further agrees as follows:

         Section 1. Interest Rate. Interest shall accrue on the unpaid balance at a rate equal to NINE PERCENT (9%) per annum.

         Section 2.  Payments.

                  (a) Interest. Interest shall be due and payable in monthly installments of FIVE HUNDRED SIXTY TWO AND 50/100 DOLLARS ($562.50) commencing on the 21st day of September, 1997. All payments will be applied to interest only.

                  (b) Principal. The entire principal evidenced hereby, together with any remaining indebtedness hereunder, if not sooner paid, shall be due and payable on January 1, 1998.

                  (c) Prepayment. Maker shall have the right to prepay this Note in whole or in part at any time without penalty. All prepayments shall be applied first to accrued interest and then to principal.

         Section 3. Hawaii Law. This Note shall be governed by and construed in accordance with the laws of the State of Hawaii.

         Section 4. Certain Waivers. Maker hereby waives notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

         Section 5. Waiver and Modification. No delay on the part of Payee in exercising any of its options, powers or rights, or any partial or single exercise thereof shall constitute a waiver of such options, powers or rights. No waiver of any rights hereunder shall be deemed to be made by Payee unless the same shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time. This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Section 6. Assignment. No party may assign or transfer in any manner whatsoever this Note or any of its rights or obligations hereunder without the prior written consent of the other party.

         Section 7. Invalidity. If any provision or any word, terms, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note and the provisions hereof shall not be affected and shall remain in full force and effect.

         Section 8. Limitation on Interest Charged. All agreements between Maker and Payee are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, the fulfillment of any provision hereof, at the time performance of such provision shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and if from any circumstance Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest.

         Section 9. Maker to pay collection expenses. In the event that Maker shall be in default with respect to this Note and the Payee shall incur costs or employ an attorney to make any demand or to otherwise protect or enforce its rights herein, the Maker shall pay all costs and expenses incurred by the Payee, including costs of court and reasonable attorney's fees.

         IN WITNESS WHEREOF, Maker has set his hand on this Note effective as of the date set forth above.


                                  MAKER:

                                  VANS, INC., a Delaware corporation


                                  By:
                                     -----------------------------------------
                                     Its

STATE OF CALIFORNIA                   )
                                      )  SS.
COUNTY OF                             )



         On this day of August, 1997, before me appeared ______________________ who, being by me duly sworn did say that he is the _______________ of VANS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                       ________________________________________
                                       Notary Public, State of California

                                       My Commission Expires:__________________

                                   EXHIBIT "E"


                                 PROMISSORY NOTE

$50,000.00                                                    Honolulu, Hawaii
                                                               August 22, 1997

FOR VALUE RECEIVED, the undersigned, VANS, INC., a Delaware corporation (hereinafter referred to as "Maker"), hereby promises to pay TRIPLE CROWN, INC., a Hawaii corporation, ("Payee"), or order, at Suite 2550, Grosvenor Center, 733 Bishop Street, Honolulu, Hawaii, 96813, or at such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States of America, the sum of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), with interest, as set forth below. All principal and interest, is to be paid as set forth below. Maker further agrees as follows:

     Section 1. Interest Rate. Interest shall accrue on the unpaid balance at a rate equal to NINE PERCENT (9%) per annum.

     Section 2. Payments.

                  (a) Interest. Interest shall be due and payable in monthly installments of THREE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($375.00) commencing on the 21st day of September, 1997. All payments will be applied to interest only.

                  (b) Principal. The entire principal evidenced hereby, together with any remaining indebtedness hereunder, if not sooner paid, shall be due and payable on January 1, 1999.

                  (c) Prepayment. Maker shall have the right to prepay this Note in whole or in part at any time without penalty. All prepayments shall be applied first to accrued interest and then to principal.

     Section 3. Hawaii Law. This Note shall be governed by and construed in accordance with the laws of the State of Hawaii.

     Section 4. Certain Waivers. Maker hereby waives notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

     Section 5. Waiver and Modification. No delay on the part of Payee in exercising any of its options, powers or rights, or any partial or single exercise thereof shall constitute a waiver of such options, powers or rights. No waiver of any rights hereunder shall be deemed to be made by Payee unless the same shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time. This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Section 6. Assignment. No party may assign or transfer in any manner whatsoever this Note or any of its rights or obligations hereunder without the prior written consent of the other party.

     Section 7. Invalidity. If any provision or any word, terms, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note and the provisions hereof shall not be affected and shall remain in full force and effect.

     Section 8. Limitation on Interest Charged. All agreements between Maker and Payee are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, the fulfillment of any provision hereof, at the time performance of such provision shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and if from any circumstance Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest.

     Section 9. Disputes. Should any reasonable dispute arise as to potential breach by Payee of the Purchase and Sale Agreement dated as of August 11, 1997 between Maker and Payee (the "Agreement"), Maker shall have the right to withhold any payment due and owing hereunder pending resolution of such reasonable dispute. Maker shall segregate any disputed sum in an interest bearing account and take reasonable steps to expedite the resolution of said dispute. However, for purposes of this Section 9, Maker shall have the burden of proving that it had reasonable cause for exercising the rights of offset provided under this Section 9. In the event that (i) it shall fail to succeed in its action against Payee for breach of contract and (ii) a court determines that Maker did not have reasonable cause for claiming that there was a reasonable basis for its claim of Payee's breach of contract, the Maker shall be deemed to have been in default with respect to this Note.

     Section 10. Maker to pay collection expenses. In the event that Maker shall be in default with respect to this Note and the Payee shall incur costs or employ an attorney to make any demand or to otherwise protect or enforce its rights herein, the Maker shall pay all costs and expenses incurred by the Payee, including costs of court and reasonable attorney's fees.


     IN WITNESS WHEREOF, Maker has set his hand on this Note effective as of the date set forth above.


                                          MAKER:

                                          VANS, INC., a Delaware corporation


                                          By:
                                             ----------------------------------
                                             Its
                                      - 2 -

STATE OF CALIFORNIA                 )
                                    )  SS.
COUNTY OF                           )



         On this day of August, 1997, before me appeared ______________________ who, being by me duly sworn did say that he is the _______________ of VANS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                          _____________________________________
                                          Notary Public, State of California

                                          My Commission Expires:_______________

                                   EXHIBIT "E"


                                 PROMISSORY NOTE

$50,000.00                                                     Honolulu, Hawaii
                                                                August 22, 1997

FOR VALUE RECEIVED, the undersigned, VANS, INC., a Delaware corporation (hereinafter referred to as "Maker"), hereby promises to pay TRIPLE CROWN, INC., a Hawaii corporation, ("Payee"), or order, at Suite 2550, Grosvenor Center, 733 Bishop Street, Honolulu, Hawaii, 96813, or at such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States of America, the sum of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), with interest, as set forth below. All principal and interest, is to be paid as set forth below. Maker further agrees as follows:

     Section 1. Interest Rate. Interest shall accrue on the unpaid balance at a rate equal to NINE PERCENT (9%) per annum.

     Section 2. Payments.

                  (a) Interest. Interest shall be due and payable in monthly installments of THREE HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($375.00) commencing on the 21st day of September, 1997. All payments will be applied to interest only.

                  (b) Principal. The entire principal evidenced hereby, together with any remaining indebtedness hereunder, if not sooner paid, shall be due and payable on January 1, 1999.

                  (c) Prepayment. Maker shall have the right to prepay this Note in whole or in part at any time without penalty. All prepayments shall be applied first to accrued interest and then to principal.

     Section 3. Hawaii Law. This Note shall be governed by and construed in accordance with the laws of the State of Hawaii.

     Section 4. Certain Waivers. Maker hereby waives notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

     Section 5. Waiver and Modification. No delay on the part of Payee in exercising any of its options, powers or rights, or any partial or single exercise thereof shall constitute a waiver of such options, powers or rights. No waiver of any rights hereunder shall be deemed to be made by Payee unless the same shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time. This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Section 6. Assignment. No party may assign or transfer in any manner whatsoever this Note or any of its rights or obligations hereunder without the prior written consent of the other party.

     Section 7. Invalidity. If any provision or any word, terms, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note and the provisions hereof shall not be affected and shall remain in full force and effect.

     Section 8. Limitation on Interest Charged. All agreements between Maker and Payee are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, the fulfillment of any provision hereof, at the time performance of such provision shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and if from any circumstance Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest.

     Section 9. Disputes. Should any reasonable dispute arise as to potential breach by Payee of the Purchase and Sale Agreement dated as of August 11, 1997 between Maker and Payee (the "Agreement"), Maker shall have the right to withhold any payment due and owing hereunder pending resolution of such reasonable dispute. Maker shall segregate any disputed sum in an interest bearing account and take reasonable steps to expedite the resolution of said dispute. However, for purposes of this Section 9, Maker shall have the burden of proving that it had reasonable cause for exercising the rights of offset provided under this Section 9. In the event that (i) it shall fail to succeed in its action against Payee for breach of contract and (ii) a court determines that Maker did not have reasonable cause for claiming that there was a reasonable basis for its claim of Payee's breach of contract, the Maker shall be deemed to have been in default with respect to this Note.

     Section 10. Maker to pay collection expenses. In the event that Maker shall be in default with respect to this Note and the Payee shall incur costs or employ an attorney to make any demand or to otherwise protect or enforce its rights herein, the Maker shall pay all costs and expenses incurred by the Payee, including costs of court and reasonable attorney's fees.


     IN WITNESS WHEREOF, Maker has set his hand on this Note effective as of the date set forth above.


                                          MAKER:

                                          VANS, INC., a Delaware corporation


                                          By:
                                             ---------------------------------
                                             Its
                                      - 2 -

STATE OF CALIFORNIA                   )
                                      )  SS.
COUNTY OF                             )



         On this day of August, 1997, before me appeared ______________________ who, being by me duly sworn did say that he is the _______________ of VANS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.



                                             __________________________________
                                             Notary Public, State of California

                                             My Commission Expires:____________

                                   EXHIBIT "F"

                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into as of August 14, 1997, by and between TRIPLE CROWN, INC., a Hawaii corporation ("Consultant"), with post office address c/o Manuel Garcia, Esq, Suite 2550, 733 Bishop Street, Honolulu, Hawaii 96813, and VANS, INC., a Delaware corporation (the "Company"), with post office address at 15700 Shoemaker Avenue, Santa Fe Springs, California 90670.

         In consideration of the mutual benefits and promises contained herein, the parties hereto agree as follows:

          1. Consulting Agreement. Consultant shall serve as a consultant to the Company under the terms specified below. The consulting relationship shall commence as of August 22, 1997, and continue through November 21, 1997, unless terminated earlier as provided herein (the "Consulting Period").

                  1.1 Consulting Services. Consultant's services (the "Consulting Services") during the Consulting Period shall include, but not limited to: (i) providing information and knowledge regarding the operations of the business related to the surfing events known as the Triple Crown of Surfing;
(ii) to the extent necessary, assisting in the transfer of ownership of the "Assets", as such term is defined in Section 1 of the Purchase and Sale Agreement (the "Sale Contract") dated as of August 11, 1997 between the Company and Consultant; (iii) continuing to negotiate and otherwise deal with certain parties identified in the "List of Sponsors" identified in Exhibit "A" of the Sale Contract in order to obtain signed contracts that would have gone into the "Assignment of Sponsor Contracts" form found in Exhibit "B" of the Sale Contract; and (iv) assisting in finalizing all aspects of the three surfing events commonly known as the "Triple Crown of Surfing" (the "Events").

                  1.2. Location of Services. The Company understands that the President of Consultant will be moving to the Philippines on or about the effective date of this Agreement and that most, if not all, of the services to be provided by Consultant will be provided by the President. Therefore, the parties hereby acknowledge their understanding that the nature of the Consulting Services are such that it can be performed from a business office located in the Philippines.

                  1.3 Consulting Fees & Commissions. As compensation for the Consulting Services during the Consulting Period, Consultant shall receive a fee of SIX THOUSAND AND NO/100 DOLLARS ($6,000.00), payable in equal installments of $2,000.00 per month on the 21st day of every month for each month during said period (the "Consulting Fees"). Consultant shall also be entitled to receive commissions (the "Commissions") equal to twenty percent (20%) of the royalties paid to the Company pursuant to license agreements for watches and apparel in Japan which are negotiated by Consultant prior to or during the Consulting Period. Commissions will be payable to Consultant within twenty (20) business days after the end of each month in which the Company receives royalty payments. Furthermore, Company shall provide Consultant with a copy of any license agreement signed after the Consulting Period for which Consultant will receive Commissions as soon as possible, but no later than thirty (30) days from receipt.

                  1.4 Expenses. The Company shall reimburse Consultant for all reasonable business expenses incurred by Consultant in providing the Consulting Services, which are approved in advance by Jay E. Wilson, the Vice-President of Marketing of the Company.

                  1.5 Limitation of Authority. Consultant shall have no responsibilities as a consultant to the Company other than as provided for herein.

                  1.6 Termination & Extension. The parties may agree to terminate or extend the Consulting Period by mutual agreement. However, the Company may terminate this agreement for good cause; provided, however, that the following procedures are strictly followed. In the event that the Company is dissatisfied with Consultant's services, the Company shall provide Consultant with written notice of the nature of its complaint and allow Consultant a reasonable time to correct the situation. If Consultant is unable or unwilling to provide its services in accordance with the Company's reasonable request, then the Company may terminate this Agreement by providing Consultant with thirty (30) days' written notice describing the basis for terminating this Agreement.

         2. Trademarks for Brazil. Consultant had previously made arrangements for certain trademarks to be registered for Brazil. Registration 817304851 was filed on May 26, 1993 regarding the following Class and Goods: Clothes and clothing accessories of common use; clothes and clothing accessories for the practice of sports; and clothes and clothing accessories for professional use (hereinafter referred to as the "Brazilian Trademark Registration"). As of August 22, 1997, the Brazilian Trademark Registration was still in the process of being transferred to Consultant. Therefore, in consideration of the benefits derived by Consultant from the Sale Contract, Consultant shall continue to make all the necessary arrangements, at Consultant's sole cost and expense, to complete the transfer of the Brazilian Trademark Registration to the Company.

         2. Works made for hire. Consultant agrees that any logos, designs, artwork, patents, trademarks, copyrights, tradenames, ideas, slogans, advertising, promotional and other intellectual property created by Consultant (and its employees and agents) in its capacity as consultant hereunder are "works made for hire" (as such term is defined under Section 17 of the United States Code) which have been created at the express direction of the Company and the Company shall be the sole owner of such intellectual property.

         3. Applicable Law. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of Hawaii.

                                 - Page 2 of 3-

     4. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination shall not affect any other provision of this Agreement.

     5. Construction. This Agreement and any documentation delivered pursuant to this Agreement will be construed without regard to which party drafted the document or any particular provision therein.

     6. Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties on the dates set forth below their respective signatures, but this Agreement shall be deemed effective as of the date first above written.


TRIPLE CROWN, INC., a Hawaii corp.           VANS, INC., a Delaware corp.


By:                                          By:
  -------------------------------               -------------------------------
  Frederick S. Williamson                      Its
  Its President

DATE:                                        DATE:
     ----------------------------                 ----------------------------

                   ("Consultant")                                  ("Company")



[Consulting Agreement between Triple Crown, Inc. and Vans, Inc.]

                                 - Page 3 of 3-

                                  EXHIBIT "G-1"

           LIST OF TRADENAMES, TRADEMARKS AND COPYRIGHTS CONSTITUTING
              FOREIGN PORTION OF "SELLER'S INTELLECTUAL PROPERTIES"

PATENTS:  None

TRADEMARKS:

         European Common Market:

         Application EM 330175 for TRIPLE CROWN OF SURFING and design filed 8/14/96. Class and Goods: Sports clothing articles not comprised in other classes, luggage, surf accessories, surf boards (Classes 18, 25 and 28).

         France:

         Registration 1.723.015 for TRIPLE CROWN OF SURFING and design filed 2/20/91. Class and Goods: Sport clothing articles not comprised in other classes, luggage, surf accessories, surf boards (Classes 18, 25 and 28).

         Japan:

         Application 8-113947 for TRIPLE CROWN OF SURFING with device filed 10/7/96. Class and Goods: Clothing, garters, stockings, suspenders, braces (suspenders), waistbands, belts, footwear, special sporting/gymnastic wear, and special sporting/ gymnastic footwear (Class 25).

         Application 8-122187 for PIPE MASTERS filed 10/28/96. Class and Goods:
         Clothing, garters, stockings, suspenders, braces (suspenders), waistbands, belts, footwear, special sporting/gymnastic wear. and special sporting/ gymnastic footwear (Class 25).

         Philippines:

         Registration 63416 for TRIPLE CROWN OF SURFING issued 8/13/96. Class and Goods: namely t-shirts, sweat-shirts, tank tops, hats and swimwear (Class 25).


REGISTERED COPYRIGHTS:  None




                                 - Page 1 of 2 -

COMMON LAW: (Seller has made no representations and warranties pursuant to Section 4.7)

         Australia

         Application 542668 for TRIPLE CROWN OF SURFING NORTH SHORE HAWAII and Design filed and lapsed on 10/13/94.

         Brazil

         Registration 817304851 for TRIPLE CROWN filed 5/26/93.
         Class and Goods: Clothes and clothing accessories of common use; clothes and clothing accessories for the practice of sports; clothes and clothing accessories for professional use (Class 25).

         New Zealand

         Application 204818 for TRIPLE CROWN OF SURFING filed 9/14/90 and abandoned 6/17/95. Class and Goods: Branding various items of clothing, footwear and headgear (Class 25).


                                 - Page 2 of 2 -

                                  EXHIBIT "G-2"


           LIST OF TRADENAMES, TRADEMARKS AND COPYRIGHTS CONSTITUTING
             DOMESTIC PORTION OF "SELLER'S INTELLECTUAL PROPERTIES"


PATENTS:  None

TRADEMARKS:

         United States:

         Registration 2,023,608 for TRIPLE CROWN OF SURFING issued 12/17/96. Class and Goods: Entertainment services, namely organizing and conducting international competitions in the field of ocean sports (Class 41).

         Registration 1,624,956 for TRIPLE CROWN OF SURFING issued 11/27/90. Class and Goods: Clothes, namely t-shirts, sweat-shirts, tank tops, hats and swimwear (Class 25).

         Registration 2,004,514 for WORLD CUP OF SURFING issued 10/1/96. Class and Goods: Clothes, namely t-shirts, sweat-shirts, tank tops, hats and swimwear (Class 25) and Entertainment services, namely organizing and conducting international competitions in the field of ocean sports (Class 41).

         Application 75/209,678 for PIPE MASTERS filed 12/9/96. Published 5/17/97. Class and Goods: Clothes, namely t-shirts, sweat-shirts, tank tops, hats and swimwear (Class 25).

         Registration 2,068,694 for HAWAIIAN PRO SURFING CHAMPIONSHIP issued 6/10/97. Class and Goods: Clothes, namely t-shirts, sweat-shirts, tank tops, hats and swimwear (Class 25).

         Registration 2,068,693 for HAWAIIAN PRO issued 6/10/97. Class and
         Goods: Entertainment services, namely organizing and conducting international competitions in the field of ocean sports (Class 41).

         Registration 2,045,614 for PIPELINE MASTERS issued 3/18/97. Class and
         Goods: Entertainment services, namely organizing and conducting international competitions in the field of ocean sports (Class 41).



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
TRADENAMES:

         Hawaii:

         Certificate of Registration No. 111475 of Trade Name, WORLD CUP OF SURFING, for the entire State of Hawaii issued by the Hawaii Department of Commerce and Consumer Affairs for the term of ten years from 9/29/89 to 9/28/99.

         Certificate of Registration No. 128142 of Trade Name, MASTERS SURFING CLASSIC, for the entire State of Hawaii issued by the Hawaii Department of Commerce and Consumer Affairs for the term of ten years from 3/11/91 to 3/10/01.

         Certificate of Registration No. 161992 of Trade Name, TRIPLE CROWN OF SURFING, for the entire State of Hawaii issued by the Hawaii Department of Commerce and Consumer Affairs for the term of ten years from 2/23/94 to 2/22/04.


REGISTERED COPYRIGHTS: None

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